UNITED STATES SECURITIES AND EXCHANGE COMMISSION


                       Washington, D. C. 20549


                                 FORM 8


                             CURRENT REPORT


  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


 Date of Report (Date of earliest event reported): 26 October 2009


                           SUNBURST HOLDING CORP.
  (formerly, Blackstocks Holding Corp, formerly Blackstocks Development Corp)
                       ----------------------------
                (Exact name of registrant as specified in its charter)


         Delaware                     000-49914                  03-0459617
     -----------------             -----------------      -------------------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)                File Number)          Identification No.)



                       10130 Mallard Creek Rd | Suite 300
                             Charlotte, NC 28262
                      ----------------------------------
           (Address of Principal Executive Offices including Zip Code)


                                704-547-7090
                             ------------------
                         (Issuer's Telephone Number

Item 5. Other Events

Backstocks Holding Corp (formerly Blackstocks Development Corp)changed its name to Sunburst Holding Corporation. The Corporation's address has changed to 10130 Mallard Creek Rd, Suite 300, Charlotte, NC 28262.


Item 8.01 Changes In Registrant's Business and Plan of Operations.

The Corporation has changed its business plan of operations.

Sunburst Holdings operates in three business segments: 1) fine art; 2) digital entertainment; and 3) International Trade.

The Corporation is an auctioneer of authenticated fine art, and engaged in related activities, including the brokering of private purchases and sales of fine art. The Company also operates as a dealer in works of art through its on-line galleries, conducts art-related financing activities and to a lesser degree is engaged in art licensing activities. Through its subsidiaries the Corporation is engaged in International trade. The corporation has an office in and small staff in China where it develops and manufactures fine art objects and other products and services.

The Corporation's SIC Code has changed from SIC: 8351, Services-Child Day Care Services to SIC: 7389 - Services-Business Services.





Signatures

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 SUNBURST HOLDING CORP.
                                              ----------------------------
                                                 (Registrant)


Date: 26 October 2009                             /s/ Alton Perkins
                                              ----------------------------
                                              Alton Perkins, Chief Executive
                                              Officer